UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 3, 2015

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL	33160
(Address of Principal Executive Offices)	(Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Net Element, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2015 (the second such report filed on such date reporting under Items 1.01, 3.02, 8.01 and 9.01) (the “Original Filing”) to include (i) the audited financial statements of PayOnline System LLC, Innovative Payment Technologies LLC, Polimore Capital Limited and Brosword Holding Limited (collectively, “PayOnline”) at and for the years ended December 31, 2013 and December 31, 2014, including the report of Daszkal Bolton, LLP, independent certified public accountants (the “Audited Financial Statements”), and (ii) the pro forma financial information referred to in Item 9.01(b) of this Amendment (the “Pro Forma Financial Statements”).

The Company hereby amends Item 9.01 of the Original Filing to include the Audited Financial Statements and the Pro Forma Financial Statements and to provide the consent of Daszkal Bolton, LLP.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The historical unaudited financial statements of PayOnline at and for the three months ended March 31, 2015 are filed as Exhibit 99.1 to this Amendment and are incorporated by reference herein.

The historical audited financial statements of PayOnline at and for the years ended December 31, 2013 and December 31, 2014 are filed as Exhibit 99.2 to this Amendment and are incorporated by reference herein.

(b)	Pro forma financial information.

The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the acquisition of PayOnline, are filed as Exhibit 99.3 to this Amendment and are incorporated by reference herein:

•	Unaudited pro forma condensed consolidated balance sheet at March 31, 2015
•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014
•	Unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2015

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Daszkal Bolton, LLP

99.1	Unaudited financial statements of PayOnline at and for the three months ended March 31, 2015

99.2	Audited financial statements of PayOnline at and for the years ended December 31, 2013 and December 31, 2014

99.3	Unaudited pro forma financial statements of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2015

NET ELEMENT, INC.

By:	/s/ Jonathan New
Name:	Jonathan New
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Daszkal Bolton, LLP

99.1	Unaudited financial statements of PayOnline at and for the three months ended March 31, 2015

99.2	Audited financial statements of PayOnline at and for the years ended December 31, 2013 and December 31, 2014

99.3	Unaudited pro forma financial statements of the Company